UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 or 15(d)
of the Securities Exchange Act of 1934

Date of Report (date of earliest event reported): September 19, 2016

JPMorgan Chase & Co.
(Exact name of registrant as specified in its charter)

Delaware	1-5805	13-2624428
(State or other jurisdiction of incorporation or organization)	(Commission File Number)	(I.R.S. employer identification no.)

270 Park Avenue, New York, New York		10017
(Address of principal executive offices)		(Zip Code)
Registrant’s telephone number, including area code: (212) 270-6000

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 5.02(d) Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

JPMorgan Chase & Co. (“JPMorgan Chase” or the “Company”) elected Todd A. Combs as a director, effective September 19, 2016. Mr. Combs is an Investment Officer at Berkshire Hathaway Inc. ("Berkshire"). Prior to joining Berkshire in 2010, Mr. Combs was Chief Executive Officer and Managing Member of Castle Point Capital, an investment partnership he founded in 2005, managing capital for endowments, family foundations and institutions. Mr. Combs' appointment to a board committee will be disclosed when determined. Mr. Combs was also elected a director of JPMorgan Chase Bank, N.A. and of Chase Bank USA, N.A. and may be elected a director of such other subsidiary or subsidiaries as may be determined from time to time.

Item 9.01 Financial Statements and Exhibits
(d) Exhibits

Exhibit No.	Description of Exhibit
99.1	JPMorgan Chase & Co. Press Release dated September 20, 2016

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

JPMorgan Chase & Co.
(Registrant)

By:	/s/ Molly Carpenter
Molly Carpenter
Corporate Secretary

Dated:	September 20, 2016

INDEX TO EXHIBITS

Exhibit No.	Description of Exhibit
99.1	JPMorgan Chase & Co. Press Release dated September 20, 2016

4